1Q 2026 April 30, 2026 1

The information contained in this investor presentation may contain statements that are not historical in nature but rather are based on management’s beliefs, assumptions, expectations, estimates and projections about the future. These statements can sometimes be identified by Arrow’s use of forward- looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend.” These statements may be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, involving a degree of uncertainty and attendant risk. In the case of all forward- looking statements, actual outcomes and results may differ materially from what the statements predict or forecast, explicitly or by implication, because of various factors, including changes in economic conditions or interest rates, credit risk, inflation, tariffs, cybersecurity risks, changes in FDIC assessments, bank failures, geopolitical events, difficulties in managing Arrow’s growth, competition, changes in law or the regulatory environment, risks related to the proposed merger with Adirondack Bancorp, Inc. and changes in general business and economic trends. Arrow undertakes no obligation to revise or update these forward-looking statements to reflect the occurrence of unanticipated events. This document should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 10-K”), other filings with the SEC and the first quarter 2026 earnings release issued April 30, 2026. This presentation makes use of certain non-GAAP terms and metrics commonly accepted and widely used within the banking industry, including, but not limited to, Tangible Book Value per Share (TBV/Share), Full Tax Equivalent (FTE), Tangible Common Equity (TCE), and Efficiency Ratio. Please refer to the Appendix to this presentation for a reconciliation of any non-GAAP measures. 2 Safe Harbor

This presentation makes use of certain terms and non-GAAP measures, described below, commonly accepted and widely used within the banking industry. Please refer to the Appendix to this presentation for a reconciliation of any non-GAAP measures. • Tangible Book Value per Share (TBV/Share) • Full Tax Equivalent (FTE) • Tangible Common Equity (TCE) • Efficiency Ratio • Net Interest Margin (NIM) • Effective Tax Rate (ETR) • Merger-Related Expenses (MRE) • Return of Average Assets (ROA) • Return of Average Equity (ROE) • Allowance for Credit Losses (ACL) • Assets Under Management (AUM) • Available for Sale (AFS) • Held-to-Maturity (HTM) 3 Glossary of Terms and Non-GAAP Measures

• 1Q26 Results and Performance Metrics • Non-Interest Income/Expense • Loans • Deposits/Funding Sources • Credit Quality • Investments • Capital Actions and Ownership • Overview and History 4 Table of Contents

RESULTS 5

1Q26 Summary 6 EPS of $0.82 $0.85 excl. MRE(1) ROAA of 1.23% 1.29% excl. MRE FTE NIM 3.48% vs 3.25% (4Q25) TBV of $25.09 Net Charge-Offs 0.10% ROAE of 12.46% 13.03% excl. MRE NPLs $4.4M; 0.13% of Total Loans TCE of 9.22% Financial information provided in this document is unaudited. (1) MRE represents merger related expenses of ~$800K in 1Q26. Refer to the 8-K filed February 26, 2026, announcing a definitive agreement for Arrow Financial Corp. to acquire Adirondack Bancorp, Inc

1Q26 Highlights  1Q26 Net Income of $13.5 million, or $0.82 EPS • 1Q26 EPS driven by NIM expansion (loan & deposit repricing, reinvestment rate on AFS securities) • 1Q26 included ~$800k for pre-tax MRE; lowering EPS by $0.03 • 1Q26 ETR of 22.5%; Expecting lower ETR for full year 2026 as tax planning strategies are implemented • Efficiency ratio just below 60%; 58.1% excl. MRE  FTE 1Q26 NIM 3.46% vs. 3.25% for 4Q25  1Q26 ROA of 1.23% • Impacted by 6bps due to MRE  Strong credit metrics • Annualized new charge-offs of 10bps • $4.4 million (13bps) of non-performing loans  Cost of Retail Deposits decreased by 11bps in 1Q26 to 1.62%  Arrow announced acquisition of Adirondack Bancorp, Inc. (1) • ~ $950 million in assets • 19 branch locations • Expected to close in 3Q 2026 7 Financial information provided in this document is unaudited (1)Refer to the 8-K filed February 26, 2026, announcing a definitive agreement for Arrow Financial Corp. to acquire Adirondack Bancorp, Inc

2026 Reported Results and Key Metrics 8 1Q 2026 EPS $0.82 FTE Net Interest Margin 3.48% Profitability Net Revenue $44.8 million Return on Average Assets (ROA) 1.23% Return on Average Equity (ROE) 12.46% $3.4 billion of gross loans 85.68% loan-to-deposit ratio Balance Sheet $4.0 billion of deposits 6.73% wholesale funding ratio 0.99% Allowance for Credit Losses (ACL) 0% crypto/stablecoin deposits $25.09 Tangible Book Value per Share Capital 9.22% Tangible Common Equity (TCE) Ratio

Net Interest Margin 9 1 Yield includes the impact of deferred fees and amortization of loan origination costs 2 FTE has historically been 1-2 bps higher than NIM reported under GAAP 3.08% 3.16% 3.24% 3.25% 3.48% 1Q25 2Q25 3Q25 4Q25 1Q26 3.08% 3.16% 3.24% 3.25% 3.48% 5.30% 5.36% 5.43% 5.45% 5.55% 1.96% 1.96% 1.95% 1.93% 1.80% 1Q25 2Q25 3Q25 4Q25 1Q26 NIM Average Loan Yield¹ for the Period Shown Cost of Deposits NIM expansion expected to continue in 2026 (excluding FRB rate cuts) • Deposit pricing driving NIM expansion; loan portfolio and AFS securities yields contribute to a lesser extent • NIM expansion will slow in 2H26 absent rate cuts • Future FRB rate-cuts will accelerate further NIM expansion All NIM presented on a fully taxable equivalent basis (FTE2)

1Q 2026 Consolidated Financial Statements 101 Variances are rounded based on actual whole-dollar amounts UNAUDITED Dollars in millions, except per share data Linked Quarter Income Statement 1Q26 4Q25 Fav/(Unfav) Var1 Total Interest Income $53.8 $54.6 (0.8) Total Interest Expense 17.7 19.5 1.8 Net Interest Income $36.1 $35.1 1.0 Non-Interest Income $8.6 $8.3 0.3 Operating Expenses $26.1 $25.8 (0.3) Merger Related Expenses 0.8 0.0 (0.8) Non-Interest Expense 26.9 25.8 (1.1) Pre-Tax, Pre-Provision Net Revenue $17.8 $17.6 0.2 Provision for Credit Losses $0.5 $0.8 0.3 Pre-Tax Income $17.3 $16.8 0.5 Income Tax Expense $3.9 $2.8 (1.1) Reported Net Income $13.5 $14.0 (0.6) EPS $0.82 $0.85 (0.03)

1Q 2026 Consolidated Financial Statements 111 Variances are rounded based on actual whole-dollar amounts 1 Variances are rounded based on actual whole-dollar amounts Linked Quarter and Prior Year Period UNAUDITED Dollars in millions, except per share data Balance Sheet 1Q26 4Q25 1Q25 1Q26 vs 4Q251 1Q26 vs 1Q251 Cash & Cash Equivalents $285.6 $214.2 $301.4 71.4 (15.8) Investment Securities 594.6 572.8 553.0 21.8 41.6 Loans Receivable, net 3,404.9 3,418.8 3,379.1 (13.9) 25.8 All Other Assets 236.9 240.1 215.4 (3.2) 21.5 Total Assets $4,522.0 $4,445.9 $4,448.9 76.1 73.1 Total Deposits $4,013.9 $3,939.5 $3,968.2 74.4 45.7 Total Borrowings 29.2 29.2 33.6 0.0 (4.4) Other Liabilities 38.8 45.3 42.7 (6.5) (3.9) Total Liabilities $4,081.9 $4,014.0 $4,044.5 67.9 37.4 Stockholders' Equity $440.1 $431.9 $404.4 8.2 35.7 Total Liabilitie & Stockholders' Equity $4,522.0 $4,445.9 $4,448.9 76.1 73.1

NON-INTEREST INCOME/EXPENSE 12

1Q 2026 Non-Interest Income 13 Dollars in thousands • Net new wealth management accounts added ~ $30M in AUM in 1Q26 • Overall market performance negatively impacted AUM by ~ $63M in 1Q26 • Volatility in other operating income primarily from quarterly valuation adjustments to equity position as well as other investments March 31, 2026 December 31, 2025 March 31, 2025 Fees for Other Services to Customers $ 2,727 $ 2,854 $ 2,600 Fiduciary Activities/Wealth Management 2,713 2,771 2,535 Insurance Commissions 2,113 2,050 1,826 Other Operating Income 1,074 593 878 Total Non-Interest Income $ 8,627 $ 8,268 $ 7,839 Three Months Ended

1Q 2026 Non-Interest Expense 14 • Compensation and benefits cost reflect increased benefits costs as well as competitive labor market • Occupancy expenses impacted by increases in utility and building maintenance costs • 4Q25 Contributions elevated due to seasonal giving campaigns • Management continues to focus on delivering operating leverage Dollars in thousands

Operating Expenses – Efficiency Trends 15 67.7% 66.5% 63.4% 59.6% 59.0% 59.9% 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 • Generating positive core operating leverage • Ongoing expense reviews/initiatives • Excluding MRE 1Q26 Efficiency Ratio would be 58.1% 62.0%

LOANS 16

Commercial (C&I)1 11.5% Commercial Real Estate (CRE) 17.1% Consumer 31.2% Residential Real Estate (RRE) 40.2%3 Loans 17 Loan Portfolio ~ $3.44 billion As of March 31, 2026 • Portfolio exit rates2 flat to 4Q25 due to the repricing of variable rate loans • Average origination rate exceeded portfolio exit rate in 1Q26 • No single relationship represents > ~1.75% of total loans $3.41 $3.42 $3.44 $3.45 $3.44 5.30% 5.36% 5.43% 5.42% 5.55% 1Q25 2Q25 3Q25 4Q25 1Q26 Loan Balance Average Loan Portfolio Yield for the Periods Shown Dollars in billions 1 Commercial (C&I) includes owner-occupied real estate loans 2 Loan exit rate is the point in time rate in effect at the end of the reporting period 3 RRE and total loans do not include FV hedge adjustments 4Portfolio exit rates and originations calculated on a weighted-average basis 1Q Exit Rate2 1Q Originations Consumer 6.63% 6.29% Commercial Real Estate (CRE) 5.26% 6.43% Commercial (C&I) 5.53% 6.23% Residential Real Estate (RRE) 4.88% 5.90% Total Portfolio4 5.56% 6.24% Quarterly Loan Rates

Loans – Monthly Activity 18 • Loans decreased by $14 million during 1Q26 due to an unusually harsh winter impacting both auto and residential activity • Month to date, as of April 24, 2026, loans grew $13 million, offsetting slow start to the year Dollars in millions CRE excludes owner-occupied real estate loans Owner-occupied real estate loans shown as part of the C&I portfolio $(10) $(3) $(1) $13 Jan 2026 Feb 2026 Mar 2026 MTD Apr 2026

# Loan Portfolios – Key Attributes

*As of March 31, 2026*

## Consumer

- Auto loans sourced through a network of >510 dealers in NY and VT
- Loans are underwritten/credit scored by Arrow
- >75% of auto loan balances have FICO scores >700
- Less than 4% have FICO scores <620
- Average portfolio FICO score is 742
- ~28% new, ~72% used vehicles exposure
- Portfolio turns in less than 36 months, or ~$40M per month

## Residential Real Estate

- 1-4 family RRE secured by first or second mortgages on residences and home equity lines located in our market area
- LTV generally does not exceed 80% at time of origination (lower of purchase price or appraised value)

## CRE & C&I

- CRE concentration ratio of ~130% of risk-based capital
- CRE excludes owner-occupied real estate loans
- CRE loans extended to businesses/borrowers primarily located in our market area
- No CRE exposure to large metropolitan areas – e.g. NYC
- Non-owner occupied Office exposure <7% of CRE and ~1% of total loans
- Non-owner occupied Retail exposure ~14% of CRE and ~2% of total loans
- Total Hotels/Motels exposure ~27% of CRE and <5% of total loans
- C&I loans extended to businesses/ borrowers primarily located in our market area

**Loan Repricing[1]**

| | Amount ($) | % of Segment | % of Total Portfolio |
|---|---|---|---|
| RRE | $126 million | 9% | 4% |
| CRE | $170 million | 29% | 5% |
| C&I | $92 million | 23% | 3% |
| Total Portfolio | $388 million | N/A | 12% |

[1]*Variable-rate loans or loans that reprice within 12 months*

ARROW Financial Corporation
19

DEPOSITS/FUNDING SOURCES 20

Deposit Balances – Excl. Brokered CDs 21 Deposit mix improving against comparable prior periods Dollars in billions $3.51 $3.56 $3.64 25.2% 26.4% 28.1% 26.5% 25.2% 24.7% 48.3% 48.4% 47.2% 1Q 2024 1Q 2025 1Q 2026 $3.60 $3.67 $3.71

Deposit Balances – Excl. Brokered CDs 22 21.5% 19.8% 19.8% 22.8% 22.8% 23.7% 41.8% 42.7% 42.8% 13.9% 14.7% 13.7% 2023 2024 2025 Time Deposits Savings Deposits Interest-Bearing Checking Noninterest-Bearing 19.3% 19.0% 19.4% 25.2% 25.2% 24.2% 41.5% 41.8% 43.6% 13.9% 14.0% 12.8% 1Q 2024 1Q 2025 1Q 2026 Reducing reliance on higher costing CDs

Retail Deposit Cost Trend 23 ~ $155M of CDs maturing/repricing through 2Q26, further lowering cost of retail deposits 1.94% 2.01% 2.01% 1.98% 1.81% 1.79% 1.79% 1.73% 1.62% 1.98% 1.98% 1.97% 1.92% 1.80% 1.77% 1.68% 1.60% 1.60% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Quarterly Cost of Retail Deposits End of Quarter Exit Rate of Retail Deposits

1Q 2026 Funding Sources and Exit Rates 24 As of March 31, 2026Dollars in millions • Consumer deposits down 6bps from 4Q25; Business deposits down 4 bps from 4Q25 • Municipal deposits up 5bps from 4Q25 resulting from temporary/seasonal surge at end of 1Q26 • Overall exit rates on retail deposits on track to decline in 2Q26

Retail Deposit Analysis 25 • Disciplined pricing continues to favorably impact retail deposit (exit) rates • March exit rates impacted by seasonal surge in municipal deposits • Exit rates should continue to decline in 2Q26 Dollars in millions Balance Exit Rate Balance Exit Rate Balance Exit Rate Demand (Non-Interest Bearing) $722 0.00% $722 0.00% $0 0.00% Interest Bearing Checking $898 1.13% $862 1.13% $36 0.00% Savings and Money Market $1,618 2.17% $1,558 2.11% $60 0.06% Time Deposits $476 2.95% $497 3.15% -$21 -0.20% Total $3,714 1.60% $3,639 1.60% $75 0.00% 1Q 2026 4Q 2025 Variance

CREDIT QUALITY 26

Credit Quality 27 Dollars in millions 0.56% 0.19% 0.18% 0.25% 0.13% 1Q25 2Q25 3Q25 4Q25 1Q26 Non-Performing Loans (NPL) / Gross Loans $19.0 $6.4 $6.3 $8.5 $4.4 • 1Q26 annualized charge-offs were 10bps • Allowance for credit losses to loans is 0.99% • Allowance to NPL coverage of 770%

Delinquent Loan Trends 28 0.57% 0.58% 0.62% 0.76% 0.56% 0.61% 0.60% 0.60% 0.53% 0.58% 0.69% 0.84% 0.73% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Delinquent Loans to Total Loans • Seasonal (4Q) fluctuation • Delinquency in 4Q25 impacted by one commercial loan, $2.6 million or 0.08% • Paid off in 1Q 2026 Delinquent loans are defined as being past due no more than 89 days and still accruing interest A $15M CRE loan participation went in non-accrual status in 4Q23, and subsequently ~$4 million was charged-off in 1Q25. The remaining balance of ~$11M was reclassed to Other Assets. This transaction is excluded from the above analysis for clarity of comparable periods.

Allowance for Credit Losses 29 $34,322 ($815) $815 ($267) $34,055 4Q 2025 Net Charge-Offs Net Charge-Offs Loan Growth & Model Calculation 1Q 2026 Provision for Credit Losses $548K Dollars in thousands 2026 Allowance for Credit Loss Walk • Low charge-offs in 1Q26 • Decrease in loan balances contributed to lower provision and overall decrease in allowance vs 4Q25

INVESTMENTS 30

Investment Portfolio – AFS and HTM 31 1 Unrealized Gain/(Loss) on HTM for informational purposes only – not reflected in OCI • During 1Q26 book yield increased 9bps to 3.47% while duration decreased to 3.12 years • Overall unrealized losses ~3% of investment portfolio value

CAPITAL ACTIONS AND OWNERSHIP 32

Capital & Ownership • Declared 2Q26 Dividend of $0.30 per share; 50th consecutive quarter of dividends • Stock Ownership as of April 6, 2026 • Approximately 16.5M shares outstanding: • Management – Approximately 0.7% • Directors – Approximately 1.5% • Employees – Approximately 5.4% a) Employee Stock Ownership Plan b) Employee Stock Purchase Plan c) Equity Incentives • The above percentages do not include approximately 104K (0.6%) in unvested restricted stock awards to Management and Directors 33 Insider ownership increased across all categories in 1Q26

Fully Diluted Tangible Book Value (TBV) 34 $24.71 $0.82 ($0.30) ($0.14) $25.09 4Q 2025 Net Income Dividends AOCI 1Q 2026 2026 TBV / Share Walk TBV growth driven by strong earnings • Partially offset by 1Q26 AOCI marks from rise in rates triggered by current global events • Excluding MRE, TBV of $25.12 in 1Q26

Capital Position 35 1 Regulatory capital ratios are estimated, subject to finalization as part of the current quarter Call Report 2 Non-GAAP measure. See reconciliation in Appendix 10.02% 13.30% 13.93% 15.04% 9.22% 9.68% 13.01% 13.64% 14.76% 9.19% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Tangible Common Equity² Capital Ratios – Arrow Financial Corporation1 Minimum Regulatory Capital Ratios 4Q 2025 1Q 2026

Capital Position 36 1 Regulatory capital ratios are estimated, subject to finalization as part of the current quarter Call Report Strong Regulatory Capital Ratios 9.62% 13.41% 13.41% 14.53% 9.26% 13.14% 13.14% 14.27% 4.00% 4.50% 6.00% 8.00% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 16% Tier 1 Leverage Ratio Common Equity Tier 1 Capital Tier 1 Risk-Based Capital Total Risk-Based Capital Capital Ratios – Arrow Bank1 Minimum Regulatory Capital Ratios 4Q 2025 1Q 2026

M&A 37

Mergers and Acquisitions • On February 26, 2026, Arrow announced the acquisition of Adirondack Bancorp, Inc. • Market expansion with high quality, low-cost deposit franchise (~$950 million balance sheet) • Combined pro-forma assets of $5.4 billion, deposits of $4.8 billion and loans of $4.1 billion • Substantial EPS accretion expected with and without purchase accounting marks • Expected TBV per share earn-back of 2.9 years; 20% internal rate of return • TCE/TA expected to be ~8.0% at close • All regulatory applications have been submitted for approval • Closing of transaction is expected in early 3Q26 • System conversion(s) are expected in 4Q26 38 Refer to the 8-K filed February 26, 2026, announcing a definitive agreement for Arrow Financial Corp. to acquire Adirondack Bancorp, Inc

OVERVIEW AND HISTORY 39

Financial Snapshot 40 1 Non-GAAP measure. See reconciliation in Appendix Dollars in thousands, except per share amounts 2020 2021 2022 2023 2024 2025 YTD 2026 Total assets $3,688,636 $4,027,952 $3,969,509 $4,169,868 $4,306,348 $4,445,862 $4,522,019 Loans $2,595,030 $2,667,941 $2,983,207 $3,212,908 $3,394,541 $3,453,093 $3,438,966 Loan-to-deposit ratio 80.2% 75.1% 85.3% 87.1% 88.7% 87.7% 85.7% ROA 1.17% 1.28% 1.21% 0.74% 0.70% 1.00% 1.23% Efficiency ratio1 52.80% 54.16% 54.26% 68.81% 67.68% 61.97% 59.89% Net non-interest expense/avg assets 2.02% 2.00% 2.01% 2.28% 2.27% 2.34% 2.45% NIM 2.99% 2.97% 3.03% 2.65% 2.72% 3.19% 3.48% AFC Tier 1 Leverage Ratio 9.07% 9.20% 9.80% 9.84% 9.60% 9.68% 10.02% ROE 12.77% 14.09% 13.55% 8.29% 7.72% 10.66% 12.46% TBV1 per share $18.32 $20.41 $19.37 $21.06 $22.40 $24.71 $25.09 Net interest income $99,202 $110,355 $118,343 $104,832 $111,732 $133,164 $36,130 Net income $40,827 $49,857 $48,799 $30,075 $29,711 $43,953 $13,486 EPS $2.41 $2.92 $2.86 $1.77 $1.77 $2.65 $0.82

Our Profile • Bank holding company • Arrow Bank National Association • Upstate Agency, LLC • Wealth Management Services • $4.5 billion in assets • ~575 employees • Primary service area population of more than 1.1 million 41 Insurance Offices Bank Branches 938

Our History 42 Glens Falls Bank opened for business in a newly constructed building on Ridge Street 1851 1932 Changed name to Glens Falls National Bank and Trust Company 1949 Broke ground at 250 Glen Street — our current headquarters 1981 Glens Falls National Bank went public on NASDAQ as GFAL 1983 Formed Arrow Bank Corporation (now Arrow Financial Corporation) and trading began on NASDAQ as AROW 1988 Formed Saratoga National Bank and Trust Company 1999 Surpassed $1 billion in assets 2001 Added to the Russell 2000 Index

Our History 43 Bought first insurance agency 2004 Reached $2 billion in assets 2012 Consolidated our insurance business into the Upstate Agency brand 2018 2021 Topped $4 billion in assets 2024 Unified banking subsidiaries to form Arrow Bank, NA 2026 Celebrating 175th Anniversary v Announced acquisition of Adirondack Bank based in Utica, New York

President and Chief Executive Officer 44 Mr. DeMarco joined the Company in 1987 as a commercial lender and since that time has served in positions of increasing responsibility within the organization. In 2012, he was named President and CEO of Saratoga National Bank, now named Arrow Bank. In 2023, he was named President and CEO of Arrow Financial Corporation and Glens Falls National Bank, now named Arrow Bank. He holds a bachelor’s degree in finance from the University of Texas at Austin. Mr. DeMarco is a graduate of the Adirondack Regional Chamber of Commerce’s Leadership Program and the Stonier Graduate School of Banking. He serves as a Director of the Company and Arrow Bank and sits on the boards of various non-profits dedicated to healthcare and economic development. David S. DeMarco President and CEO

Experienced Leadership Team 45 Penko Ivanov Senior Executive Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer Andrew J. Wise Senior Executive Vice President, Chief Risk Officer Marc Yrsha Senior Executive Vice President, Chief Banking Officer Mr. Ivanov joined the Company in 2023 with more than 30 years of experience in Financial Planning & Analysis, Controllership, SOX, Financial Reporting and Treasury. Mr. Ivanov previously served as CFO for Bankwell Financial Group, helping it almost double in size over six-plus years to $3.3 billion. He has held CFO positions at Darien Rowayton Bank and for Doral Bank’s U.S. Operations. He began his career with Ernst & Young and held accounting/ finance positions at PepsiCo, GE Capital and Bridgewater Associates. Mr. Ivanov holds an MBA and bachelor’s degree in accounting and finance from the University of South Florida. He is also Six Sigma Black Belt certified. Mr. Wise joined the Company in 2016 as Senior Vice President of Administration for Glens Falls National Bank, now named Arrow Bank. He has since been promoted to Senior Executive Vice President and Chief Risk Officer of the Company. He has more than 30 years of experience building and leading both community banks and bank-owned insurance agencies. Mr. Wise previously served as Vice President and CISO for The Adirondack Trust Company and acted as Executive Vice President, COO for Wise Insurance Brokers, Inc. He has extensive experience in designing, implementing and managing workflows and delivering operational efficiency. He holds a bachelor’s degree from Boston University’s School of Management. Mr. Yrsha joined the Company in 2015. He currently is the Chief Banking Officer and oversees the strategic direction of the Retail Banking unit, which includes retail deposits and lending, business development, consumer payments, business services, municipal banking, as well as small business and retail lending. In addition, he oversees the Wealth Management division and Marketing. Prior to joining our Company, Mr. Yrsha spent time in retail and commercial lending at large regional and community banks within the Arrow footprint. Mr. Yrsha is active in the community serving in leadership roles on a variety of boards. He is a graduate of Castleton University in Vermont and the Stonier School of Banking, with a Wharton Leadership certificate, and has completed the Adirondack Regional Chamber of Commerce’s Leadership Adirondack Program.

46 Michael Jacobs Executive Vice President, Chief Information Officer Brooke Pancoe Executive Vice President, Chief Human Resources Officer Mr. Jacobs joined the Company in 2003 as Information Systems Manager. He was later promoted to Senior Vice President and then Executive Vice President. As Chief Information Officer, Mr. Jacobs guides the Company’s strategic technology plans. He has more than 30 years of experience in the community banking industry, having previously served as Operations Manager at Cohoes Savings Bank and Item Processing Manager at Hudson River Bank and Trust. Mr. Jacobs earned a bachelor’s degree in finance from Siena College and an associate degree in business administration from Hudson Valley Community College. Ms. Pancoe joined the Company in 2018 as Director of Human Resources. In her current role as Chief Human Resources Officer, she has executive oversight of the Company’s human resource strategies, which includes organizational design and succession planning, talent acquisition and retention, performance management, professional development and compensation and benefits. Prior to joining the Company, Ms. Pancoe held various human resource management roles within the power generation and engineering services industry. Ms. Pancoe holds a bachelor’s degree in psychology from Clark University in Worcester, MA, and an MBA from the University at Albany. In addition, she maintains a certified professional human resources designation. Experienced Leadership Team

APPENDIX 47

Reconciliation of Non-GAAP Financial Measures 48 Three months ended March 31, 2026 Interest Income (GAAP) $ 53,794 Add: Tax-Equivalent adjustment (Non-GAAP) 123 Interest Income - Tax Equivalent (Non-GAAP) $ 53,917 Net Interest Income (GAAP) $ 36,130 Add: Tax-Equivalent adjustment (Non-GAAP) 123 Net Interest Income - Tax Equivalent (Non-GAAP) $ 36,253 Average Earning Assets 4,222,574 Net Interest Margin (Non-GAAP) 3.48% Net Interest Margin is the ratio of annualized tax-equivalent net interest income to average earning assets. This is also a non-GAAP financial measure, which Arrow believes provides investors with information that is useful in understanding its financial performance.

Reconciliation of Non-GAAP Financial Measures 49 Three months ended March 31, 2026 Non-Interest Expense $ 26,865 Less: Intangible Asset Amortization 72 Net Non-Interest Expense $ 26,793 Net Interest Income, Tax-Equivalent $ 36,253 Non-Interest Income 8,628 Less: Net Gain (Loss) on Securities 145 Net Gross Income $ 44,736 Efficiency Ratio 59.89% Financial Institutions often use the "efficiency ratio", a non-GAAP ratio, as a measure of expense control. Arrow believes the efficiency ratio provides investors with information that is useful in understanding its financial performance. Arrow defines efficiency ratio as the ratio of non-interest expense to net gross income (which equals tax-equivalent net interest income plus non-interest income, as adjusted).

Reconciliation of Non-GAAP Financial Measures 50 March 31, 2026 Total Stockholders' Equity (GAAP) $ 440,143 Less: Goodwill and Other Intangible assets, net 25,481 Tangible Equity (Non-GAAP) $ 414,662 Total Assets (GAAP) $ 4,522,019 Less: Goodwill and Other Intangible assets, net 25,481 Tangible Assets (Non-GAAP) $ 4,496,538 Tangible Equity to Tangible Assets (Non-GAAP) (TCE) 9.22% Period End Shares Outstanding 16,527 Tangible Book Value per Share (Non-GAAP) $ 25.09 Net Income 13,485 Return on Tangible Equity (Net Income/Tangible Equity - Annualized) 13.23% Tangible Book Value, Tangible Equity, and Return on Tangible Equity exclude goodwill and other intangible assets, net from total equity.  These are non-GAAP financial measures, which Arrow believes provide investors with information that is useful in understanding its financial performance.

THANK YOU! 51